Exhibit 99.1

Chiron Corporation
4560 Horton Street
Emeryville, California 94608 - 2916
510.655.8730 Fax 510.655.9910

News Release

For Immediate Release

Contacts:

Chiron Corporate Communications &

Investor Relations

Media:	(510) 923-6500
Investors:	(510) 923-2300

CHIRON RECALLS AND WITHDRAWS MORUPAR® MMR VACCINE FROM ITALIAN AND DEVELOPING WORLD MARKETS

—Chiron also revises 2005 adjusted EPS from $1.34 to $1.31 per share and
GAAP EPS from $0.97 to $0.94 per share—

EMERYVILLE, Calif., March 16, 2006 — Chiron Corporation (NASDAQ: CHIR) today announced that it is recalling and withdrawing its measles, mumps and rubella (MMR) vaccine, MORUPAR®. Chiron supplied approximately 5 million doses of MORUPAR vaccine in 2005, providing most of its production to a limited number of developing countries, largely via the United Nations Children’s Fund (UNICEF) and the Pan American Health Organization (PAHO), and approximately 450,000 doses to Italy.

The results of routine pharmacovigilance surveillance in Italy suggest that MORUPAR vaccine may be associated with a higher reported rate of adverse events following immunization than other MMR vaccine products. While recent and historical surveillance data indicate that adverse events remain rare, Chiron is recalling and withdrawing the vaccine as a precautionary measure. Pharmacovigilance results suggest that these adverse events occurred post-immunization and do not indicate any long-term risk for patients who have previously received the vaccine. The adverse events on which the recall and withdrawal are based are within a range of those commonly associated with vaccines, such as fever, allergic reactions and swelling of the glands.

Chiron has been in communication with the relevant health authorities and informed them of its actions in order to enable them to find replacement supplies of MMR vaccine. Chiron will work closely with the World Health Organization (WHO) to assist it in conducting a thorough risk-benefit analysis of MORUPAR vaccine to determine whether it is appropriate for a limited quantity of the existing inventory to remain available for current public health programs such as those conducted by UNICEF and PAHO.

In 2005, Chiron’s sales of MORUPAR vaccine totaled approximately $10 million. As a result of this recall and withdrawal, as well as other adjustments identified by Chiron and recorded subsequent to the company’s January 31, 2006, announcement of fourth-quarter and year-end 2005 financial results, Chiron has revised its 2005 earnings per share to $1.31 on an adjusted basis and $0.94 on a GAAP basis. Chiron has written-off approximately $6.0 million of MORUPAR inventory in 2005 as a result of the withdrawal and has recorded approximately $1.7 million of product returns reserves in 2005 in

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connection with expected returns of 2005 product sales from the recall. The recall and withdrawal of MORUPAR, which Chiron produces in Italy, does not affect any of Chiron’s other vaccines.

Revised Year-End December 31, 2005, Financial Results

For the year ended December 31, 2005, on an adjusted basis, Chiron reported revised income from continuing operations of $253 million, or $1.31 per share, a decrease of $0.03 per share from financial results as reported on January 31, 2006. On a GAAP basis, Chiron reported revised income from continuing operations of $180 million, or $0.94 per share, a decrease of $0.03 per share from financial results as reported on January 31, 2006.

Revised Fourth-Quarter 2005 Financial Results

For the fourth quarter of 2005, on an adjusted basis, Chiron reported revised income from continuing operations of $158 million, or $0.78 per share, a decrease of $0.03 per share from financial results as reported on January 31, 2006. On a GAAP basis, Chiron reported revised income from continuing operations of $138 million, or $0.68 per share, a decrease of $0.03 per share from financial results as reported on January 31, 2006.

Chiron uses adjusted financial information to gain an understanding of the company’s operating performance on a comparative basis. Adjusted amounts exclude special items relating to certain acquisitions and impairment losses on acquired intangible assets, which may not be indicative of the company’s trends or potential future performance. Please refer to the tables at the end of this press release for more detail on these items and a reconciliation of the adjusted financial information to GAAP financial information; this information is also located at www.chiron.com in the Investors section under Financial Reports. All references to per-share amounts are per diluted share.

About Chiron

Chiron delivers innovative and valuable products to protect human health by advancing pioneering science across the landscape of biotechnology. The company works to deliver on the limitless promise of science and make a positive difference in people’s lives. For more information, please visit www.chiron.com.

Revised Financial Information

2005 financial information in PDF format

http://www.chiron.com/investors/2389/chiron_financial.pdf

2005 financial information online

http://www.chiron.com/investors/finreports/index.html

This news release contains forward-looking statements, including statements regarding expected financial results for 2005 and the impact of the recall and withdrawal of MORUPAR MMR vaccine on Chiron’s business, which involve risks and uncertainties and are subject to change. A discussion of the

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 company’s operations and financial condition, including factors that may affect its business and future prospects that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements, is contained in documents the company has filed with the SEC, including the Form 10-K for the year ended December 31, 2004, and the Form 10-Q for the quarter ended September 30, 2005, and will be contained in all subsequent periodic filings made with the SEC. These documents identify important factors that could cause the company’s actual performance to differ from current expectations, including, among others, litigation and investigations relating to influenza vaccines, the outcome of clinical trials, regulatory review and approvals, manufacturing capabilities, intellectual property protections and defenses, litigation, product liability claims, stock-price and interest-rate volatility, and marketing effectiveness. In particular, there can be no assurance that financial results for 2005 will be the same as preliminary results we have announced today or that Chiron will be able to successfully develop and receive approval to market new products. In addition, the company may engage in business opportunities, the successful completion of which is subject to certain risks, including approval by Novartis AG, regulatory approvals and the integration of operations.

Chiron does not undertake an obligation to update the forward-looking information the company is giving today. Financial results for 2005 included in this press release are preliminary.

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CHIRON CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except per share data)

	Three Months Ended
	December 31,
	2005			2004
	Adjusted (1)	Adjustments	Actual	Adjusted (2)	Adjustments	Actual

Revenues:
Product sales, net	$473,581	$—	$473,581	$330,467	$—	$330,467
Revenues from joint business arrangement	33,547	—	33,547	25,336	—	25,336
Collaborative agreement revenues	1,955	—	1,955	3,577	—	3,577
Royalty and license fee revenues	89,697	—	89,697	68,177	—	68,177
Other revenues	15,173	—	15,173	6,838	—	6,838

Total revenues	613,953	—	613,953	434,395	—	434,395

Operating expenses:
Cost of sales	221,095	—	221,095	177,136	—	177,136
Research and development	109,271	—	109,271	129,392	—	129,392
Selling, general and administrative	125,391	—	125,391	137,727	—	137,727
Amortization expense	—	(11,969)	11,969	—	(21,426)	21,426
Impairment loss on acquired intangible assets	—	(1,136)	1,136	—	—	—
Other operating expenses	7,692	—	7,692	4,804	—	4,804

Total operating expenses	463,449	(13,105)	476,554	449,059	(21,426)	470,485

Income (loss) from operations	150,504	13,105	137,399	(14,664)	21,426	(36,090)

Loss on disposal of assets	(319)	—	(319)	(2,092)	—	(2,092)
Interest expense	(7,683)	—	(7,683)	(6,653)	—	(6,653)
Interest and other income, net	19,644	—	19,644	14,390	—	14,390
Minority interest	(498)	—	(498)	(385)	—	(385)

Income (loss) from continuing operations before income taxes	161,648	13,105	148,543	(9,404)	21,426	(30,830)

Provision for (benefit of) income taxes	3,806	(6,685)	10,491	(2,351)	5,356	(7,707)

Income (loss) from continuing operations	157,842	19,790	138,052	(7,053)	16,070	(23,123)

Net income (loss)	$157,842	$19,790	$138,052	$(7,053)	$16,070	$(23,123)

Basic earnings (loss) per share:
Income (loss) from continuing operations	$0.83		$0.72	$(0.04)		$(0.12)
Net income (loss)	$0.83		$0.72	$(0.04)		$(0.12)

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$0.78		$0.68	$(0.04)		$(0.12)
Net income (loss)	$0.78		$0.68	$(0.04)		$(0.12)

Shares used in calculating basic earnings (loss) per share	190,679		190,679	186,813		186,813

Shares used in calculating diluted earnings (loss) per share	205,008		205,008	186,813		186,813

(1) Adjusted amounts exclude (a) the amortization expense on acquired intangible assets related to the acquisitions of PathoGenesis, Chiron Behring, Pulmopharm and PowderJect Pharmaceuticals and (b) an impairment loss of $1.1 million on acquired intangible assets from our acquisition of PowderJect Pharmaceuticals related to a contract manufacturing agreement.

(2) Adjusted amounts exclude the amortization expense on acquired intangible assets related to the acquisitions of PathoGenesis, Chiron Behring, Pulmopharm and PowderJect Pharmaceuticals.

	Year Ended
	December 31,
	2005			2004
	Adjusted (3)	Adjustments	Actual	Adjusted (4)	Adjustments	Actual

Revenues:
Product sales, net	$1,421,494	$—	$1,421,494	$1,268,303	$—	$1,268,303
Revenues from joint business arrangement	136,701	—	136,701	118,246	—	118,246
Collaborative agreement revenues	13,084	—	13,084	18,044	—	18,044
Royalty and license fee revenues	317,006	—	317,006	289,561	—	289,561
Other revenues	31,394	—	31,394	29,201	—	29,201

Total revenues	1,919,679	—	1,919,679	1,723,355	—	1,723,355

Operating expenses:
Cost of sales	732,100	—	732,100	675,944	—	675,944
Research and development	433,891	—	433,891	431,128	—	431,128
Selling, general and administrative	501,193	—	501,193	459,502	—	459,502
Purchased in-process research and development	—	—	—	—	(9,629)	9,629
Amortization expense	—	(66,206)	66,206	—	(84,503)	84,503
Impairment loss on acquired intangible assets	—	(15,658)	15,658	—	—	—
Other operating expenses	20,515	—	20,515	12,844	—	12,844

Total operating expenses	1,687,699	(81,864)	1,769,563	1,579,418	(94,132)	1,673,550

Income from operations	231,980	81,864	150,116	143,937	94,132	49,805

Loss on disposal of assets	(1,108)	—	(1,108)	(3,247)	—	(3,247)
Interest expense	(30,615)	—	(30,615)	(26,093)	—	(26,093)
Interest and other income, net	86,692	—	86,692	56,797	—	56,797
Minority interest	(2,221)	—	(2,221)	(1,968)	—	(1,968)

Income from continuing operations before income taxes	284,728	81,864	202,864	169,426	94,132	75,294

Provision for income taxes	31,431	9,037	22,394	42,357	21,126	21,231

Income from continuing operations	253,297	72,827	180,470	127,069	73,006	54,063

Gain from discontinued operations, net of taxes	—	—	—	24,854	—	24,854

Net income	$253,297	$72,827	$180,470	$151,923	$73,006	$78,917

Basic earnings per share:
Income from continuing operations	$1.34		$0.96	$0.68		$0.29
Net income	$1.34		$0.96	$0.81		$0.42

Diluted earnings per share:
Income from continuing operations	$1.31		$0.94	$0.67		$0.28
Net income	$1.31		$0.94	$0.80		$0.41

Shares used in calculating basic earnings per share	188,448		188,448	187,545		187,545

Shares used in calculating diluted earnings per share	199,280		198,704	190,202		190,202

(3) Adjusted amounts exclude (a) the amortization expense on acquired intangible assets related to the acquisitions of PathoGenesis, Chiron Behring, Pulmopharm and PowderJect Pharmaceuticals, (b) an impairment loss of $14.5 million on acquired intangible assets from our acquisition of PowderJect Pharmaceuticals related to a yellow fever vaccine and (c) an impairment loss of $1.1 million on acquired intangible assets from our acquisition of PowderJect Pharmaceuticals related to a contract manufacturing agreement.

(4) Adjusted amounts exclude (a) the amortization expense on acquired intangible assets related to the acquisitions of PathoGenesis, Chiron Behring, Pulmopharm and PowderJect Pharmaceuticals and (b) Purchased in-process research and development related to the Sagres acquisition.

CHIRON CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	December 31,	December 31,
	2005	2004

Assets
Current assets:
Cash, cash equivalents and short-term investments	$686,074	$603,621
Accounts receivable, net of allowances	475,718	402,094
Inventories, net of reserves	231,666	221,154
Other current assets	198,394	167,154
Total current assets	1,591,852	1,394,023
Non-current investments in marketable debt securities	722,717	409,421
Property, plant, equipment and leasehold improvements, net	888,803	799,415
Other non-current assets	1,544,107	1,702,644
Total assets	$4,747,479	$4,305,503

Liabilities and stockholders’ equity
Current liabilities	$564,764	$434,444
Long-term debt	890,945	936,652
Long-term portion of capital lease	156,661	156,952
Non-current unearned revenue	27,359	26,175
Other non-current liabilities	112,828	140,226
Minority interest	10,779	9,350
Stockholders’ equity	2,984,143	2,601,704
Total liabilities and stockholders’ equity	$4,747,479	$4,305,503

CHIRON CORPORATION

SUPPLEMENTAL SCHEDULE OF COMPUTATION OF EARNINGS (LOSS) PER SHARE

(Unaudited)

(In thousands, except per share data)

	Three Months Ended
	December 31,
	2005		2004
	Adjusted	Actual	Adjusted	Actual

Computation for earnings (loss) per share - continuing operations
Income (loss) (Numerator):
Income (loss) from continuing operations	$157,842	$138,052	$(7,053)	$(23,123)
Plus: Interest on 1.625% convertible debentures, net of taxes	1,586	1,586	—	—
Plus: Interest on Liquid Yield Option Notes, net of taxes	147	147	—	—
Income (loss) from continuing operations, plus impact from assumed conversions	$159,575	$139,785	$(7,053)	$(23,123)

Shares (Denominator):
Weighted-average common shares outstanding	190,679	190,679	186,813	186,813
Additional shares from exercise of right under an agreement with Novartis (5)	3,448	3,448	—	—
Effect of dilutive securities:
Stock options and equivalents	3,001	3,001	—	—
1.625% convertible debentures	7,306	7,306	—	—
Liquid Yield Option Notes	574	574	—	—
Weighted-average common shares outstanding, plus impact from assumed conversions	205,008	205,008	186,813	186,813

Basic earnings (loss) per share from continuing operations	$0.83	$0.72	$(0.04)	$(0.12)
Diluted earnings (loss) per share from continuing operations	$0.78	$0.68	$(0.04)	$(0.12)

Computation for earnings (loss) per share - net income (loss)
Income (loss) (Numerator):
Net income (loss)	$157,842	$138,052	$(7,053)	$(23,123)
Plus: Interest on 1.625% convertible debentures, net of taxes	1,586	1,586	—	—
Plus: Interest on Liquid Yield Option Notes, net of taxes	147	147	—	—
Net income (loss), plus impact from assumed conversions	$159,575	$139,785	$(7,053)	$(23,123)

Shares (Denominator):
Weighted-average common shares outstanding	190,679	190,679	186,813	186,813
Additional shares from exercise of right under an agreement with Novartis (5)	3,448	3,448	—	—
Effect of dilutive securities:
Stock options and equivalents	3,001	3,001	—	—
1.625% convertible debentures	7,306	7,306	—	—
Liquid Yield Option Notes	574	574	—	—
Weighted-average common shares outstanding, plus impact from assumed conversions	205,008	205,008	186,813	186,813

Basic earnings (loss) per share from net income	$0.83	$0.72	$(0.04)	$(0.12)
Diluted earnings (loss) per share from net income	$0.78	$0.68	$(0.04)	$(0.12)

(5) On October 30, 2005 we exercised our right under an agreement with Novartis (as successor to Ciba-Geigy), dated as of November 20, 1994, as amended, to require Novartis or its affiliate to purchase shares of our common stock for an aggregate purchase price of $300.0 million at a per share purchase price of $43.50.   On December 8, 2005, we closed on a sale of $300.0 million in newly issued shares of our common stock at a price of $43.50 per share to a subsidiary of Novartis.  For purposes of calculating diluted earnings per share, the issued shares of this transaction are considered outstanding from October 30, 2005.  As a result, the calculation of diluted earnings per share for the fourth quarter of 2005 included an additional 3.4 million shares.

CHIRON CORPORATION

SUPPLEMENTAL SCHEDULE OF COMPUTATION OF EARNINGS PER SHARE

(Unaudited)

(In thousands, except per share data)

	Year Ended
	December 31,
	2005		2004
	Adjusted	Actual	Adjusted	Actual

Computation for earnings per share - continuing operations
Income (Numerator):
Income from continuing operations	$253,297	$180,470	$127,069	$54,063
Plus: Interest on 1.625% convertible debentures, net of taxes	6,357	6,357	—	—
Plus: Interest on Liquid Yield Option Notes, net of taxes	586	—	—	—
Income from continuing operations, plus impact from assumed conversions	$260,240	$186,827	$127,069	$54,063

Shares (Denominator):
Weighted-average common shares outstanding	188,448	188,448	187,545	187,545
Additional shares from exercise of right under an agreement with Novartis (6)	1,061	1,061	—	—
Effect of dilutive securities:
Stock options and equivalents	1,887	1,887	2,657	2,657
1.625% convertible debentures	7,308	7,308	—	—
Liquid Yield Option Notes	576	—	—	—
Weighted-average common shares outstanding, plus impact from assumed conversions	199,280	198,704	190,202	190,202

Basic earnings per share from continuing operations	$1.34	$0.96	$0.68	$0.29
Diluted earnings per share from continuing operations	$1.31	$0.94	$0.67	$0.28

Computation for earnings per share - net income
Income (Numerator):
Net income	$253,297	$180,470	$151,923	$78,917
Plus: Interest on 1.625% convertible debentures, net of taxes	6,357	6,357	—	—
Plus: Interest on Liquid Yield Option Notes, net of taxes	586	—	—	—
Net income, plus impact from assumed conversions	$260,240	$186,827	$151,923	$78,917

Shares (Denominator):
Weighted-average common shares outstanding	188,448	188,448	187,545	187,545
Additional shares from exercise of right under an agreement with Novartis (6)	1,061	1,061	—	—
Effect of dilutive securities:
Stock options and equivalents	1,887	1,887	2,657	2,657
1.625% convertible debentures	7,308	7,308	—	—
Liquid Yield Option Notes	576	—	—	—
Weighted-average common shares outstanding, plus impact from assumed conversions	199,280	198,704	190,202	190,202

Basic earnings per share from net income	$1.34	$0.96	$0.81	$0.42
Diluted earnings per share from net income	$1.31	$0.94	$0.80	$0.41

(6) On October 30, 2005, we exercised our right under an agreement with Novartis (as successor to Ciba-Geigy), dated as of November 20, 1994, as amended, to require Novartis or its affiliate to purchase shares of our common stock for an aggregate purchase price of $300.0 million at a per share purchase price of $43.50.   On December 8, 2005, we closed on a sale of $300.0 million in newly issued shares of our common stock at a price of $43.50 per share to a subsidiary of Novartis.  For purposes of calculating diluted earnings per share, the issued shares of this transaction are considered outstanding from October 30, 2005.  As a result, the calculation of diluted earnings per share for the year included an additional 1.1 million shares.

CHIRON CORPORATION

SUPPLEMENTAL REVENUE SUMMARY

(Unaudited)

(In thousands, except percentages)

	Current	Prior	Change		Prior	Change
	Quarter	Quarter	from	Change	Year	from	Change
	Q4 2005	Q3 2005	Prior QTR	%	Q4 2004	Prior Year	%
Product Sales
Blood Testing
Ortho	$9,825	$7,023	$2,802	40%	$7,904	$1,921	24%
NAT	72,195	70,677	1,518	2%	63,705	8,490	13%
Total Blood Testing	82,020	77,700	4,320	6%	71,609	10,411	15%

Vaccines
Influenza vaccines	161,955	60,321	101,634	168%	44,015	117,940	268%
Meningococcal vaccines	8,968	11,635	(2,667)	(23)%	9,309	(341)	(4)%
Travel vaccines (TBE, Rabies, Arilvax and Dukoral)	23,722	35,012	(11,290)	(32)%	21,159	2,563	12%
Pediatric/Other vaccines	48,888	45,800	3,088	7%	57,656	(8,768)	(15)%
Total Vaccines	243,533	152,768	90,765	59%	132,139	111,394	84%

Biopharmaceuticals
Proleukin	31,259	31,028	231	1%	30,713	546	2%
TOBI	65,199	57,890	7,309	13%	53,276	11,923	22%
Betaseron*	40,545	36,927	3,618	10%	33,639	6,906	21%
Other	11,025	10,862	163	2%	9,091	1,934	21%
Total Biopharmaceuticals	148,028	136,707	11,321	8%	126,719	21,309	17%

TOTAL PRODUCT SALES, NET	$473,581	$367,175	$106,406	29%	$330,467	$143,114	43%

Revenues from joint business arrangement	$33,547	$36,093	$(2,546)	(7)%	$25,336	$8,211	32%
Collaborative agreement revenues	1,955	3,149	(1,194)	(38)%	3,577	(1,622)	(45)%
Royalty and license fee revenues	89,697	70,726	18,971	27%	68,177	21,520	32%
Other revenues	15,173	2,470	12,703	514%	6,838	8,335	122%
TOTAL REVENUES	$613,953	$479,613	$134,340	28%	$434,395	$179,558	41%

Gross Margins
Blood Testing	38%	42%	(4)%		40%	(2)%
Vaccines	45%	45%	0%		28%	17%
Biopharmaceuticals	76%	71%	5%		70%	6%
TOTAL GROSS MARGINS	53%	54%	(1)%		46%	7%

* Excludes Betaferon Royalty	$14,122	$13,413	$709	5%	$12,798	$1,324	10%

CHIRON CORPORATION

SUPPLEMENTAL YTD REVENUE SUMMARY

(Unaudited)

(In thousands, except percentages)

	Twelve Months Ended December 31,		Change from	Change
	2005	2004	Prior Year	%
Product Sales
Blood Testing
Ortho	$31,298	$27,844	$3,454	12%
NAT	273,407	249,809	23,598	9%
Total Blood Testing	304,705	277,653	27,052	10%

Vaccines
Influenza vaccines	225,355	153,413	71,942	47%
Meningococcal vaccines	43,361	27,739	15,622	56%
Travel vaccines (TBE, Rabies, Arilvax and Dukoral)	147,507	96,864	50,643	52%
Pediatric/Other vaccines	164,308	200,948	(36,640)	(18)%
Total Vaccines	580,531	478,964	101,567	21%

Biopharmaceuticals
Proleukin	123,549	129,377	(5,828)	(5)%
TOBI	232,624	212,876	19,748	9%
Betaseron*	142,238	130,572	11,666	9%
Other	37,847	38,861	(1,014)	(3)%
Total Biopharmaceuticals	536,258	511,686	24,572	5%

TOTAL PRODUCT SALES, NET	$1,421,494	$1,268,303	$153,191	12%

Revenues from joint business arrangement	$136,701	$118,246	$18,455	16%
Collaborative agreement revenues	13,084	18,044	(4,960)	(27)%
Royalty and license fee revenues	317,006	289,561	27,445	9%
Other revenues	31,394	29,201	2,193	8%
TOTAL REVENUES	$1,919,679	$1,723,355	$196,324	11%

Gross Margins
Blood Testing	41%	42%	(1)%
Vaccines	31%	23%	8%
Biopharmaceuticals	72%	72%	0%
TOTAL GROSS MARGINS	48%	47%	1%

* Excludes Betaferon Royalty	$59,955	$51,564	$8,391	16%